UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No.   )

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NORTH ATLANTIC ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED DECEMBER 6, 2022
NORTH ATLANTIC ACQUISITION CORPORATION
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, NY 10105
To the Shareholders of North Atlantic Acquisition Corporation:
You are cordially invited to attend the 2022 extraordinary general meeting (the “Meeting”) of North Atlantic Acquisition Corporation, a Cayman Islands exempted company (the “Company”), to be held on [•], 202  at [•], Eastern Time. The formal meeting notice and proxy statement for the Meeting are attached.
The Meeting will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting [•] and entering the 12-digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at the offices of Ellenoff Grossman & Schole LLP located at 1345, Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America.
Even if you are planning on attending the Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.
The purpose of the Meeting is to consider and vote upon the following proposals:
1.
An ordinary resolution to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022;

2.
A special resolution to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board of Directors) by amending the Company’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and

3.
An ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.
No other business may be transacted at the Meeting.
The Board of Directors has fixed the close of business on [•], 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.
Your vote is important.   You are requested to carefully read the proxy statement and accompanying Notice of Meeting for a more complete statement of matters to be considered at the Meeting.
By Order of the Board of Directors,

Gary Quin
Chief Executive Officer
This proxy statement is dated [•], 202 .
and is being mailed with the form of proxy on or shortly after [•], 202 .
IMPORTANT
Whether or not you expect to attend the Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Meeting or vote in person online at the Meeting.
PLEASE NOTE:   If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the appointment of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

NORTH ATLANTIC ACQUISITION CORPORATION
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
NOTICE OF 2022 EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [•], 202
To the Shareholders of North Atlantic Acquisition Corporation:
NOTICE IS HEREBY GIVEN that the 2021 extraordinary general meeting (the “Meeting”) of North Atlantic Acquisition Corporation, a Cayman Islands exempted company (the “Company”), will be held on [•], 202  at [•], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [•]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals:
1.
An ordinary resolution to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

2.
A special resolution to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board of Directors) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and

3.
An ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on [•], 2022 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits shareholders unable to attend the Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors (the “Board”). You can change your voting instructions or revoke your proxy at any time prior to the Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Meeting date to ensure that your shares will be represented at the Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: [•].
The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of not less than two-thirds of the

Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.
Among other proposals, the Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination.
While the Company is using its best efforts to complete an initial business combination on or before January 26, 2023, the Board believes that it is in the best interests of the shareholders to continue our existence until July 26, 2023 (or such earlier date as determined by the Board) in order to allow us more time to complete an initial business combinations. If the Extension Amendment Proposal is presented at the Meeting, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination transaction is submitted to shareholders at a special meeting to vote on the initial business combination transaction, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Amendment Proposal is approved, NAAC Sponsor LP (the “Sponsor”) has agreed to contribute to us as a loan $[•] for each public share that is not redeemed, for each calendar month (commencing on January 26, 2023 and on the 26th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from January 26, 2023 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if the Company takes until July 26, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $[•] (assuming no public shares were redeemed). Accordingly, if the Extension Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share, in comparison to the current redemption amount of $[•] per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the lender upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the

Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will liquidate and dissolve in accordance with the Amended and Restated Memorandum and Articles of Association. The Board will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by January 26, 2023, in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the trust account.
The Board has fixed the close of business on [•], 2022 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 47,437,500 ordinary shares, including 37,950,000 Class A ordinary shares and 9,487,500 Class B ordinary shares, issued and outstanding.
This Proxy Statement contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.
This Proxy Statement is dated [•], 202  and is first being mailed to shareholders on or about [•], 202 .
Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.
[•], 202	By Order of the Board,
Gary Quin Chief Executive Officer

i

NORTH ATLANTIC ACQUISITION CORPORATION
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, NY 10105
PROXY STATEMENT
2021 EXTRAORDIANRY GENERAL MEETING
To be held on [•], 202 , at [•], Eastern Time
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of North Atlantic Acquisition Corporation (the “Company”), for use at the extraordinary general meeting (the “Meeting”) to be held on [•], 202  at [•], Eastern Time, or at any adjournments or postponements thereof.
At the Meeting, you will be asked to vote on ratifying the selection of the Company’s audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
In addition to the foregoing matter, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on October 14, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). Pursuant to our Amended & Restated Article and Memorandum of Association, we currently have until January 26, 2023 to consummate an initial business combination.
While the Company is using its best efforts to complete an initial business combination on or before January 26, 2023, the Board believes that it is in the best interests of the shareholders to continue our existence until July 26, 2023 (or such earlier date as determined by the Board) in order to allow us more time to complete an initial business combinations.
This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.
What is included in these materials?
These materials include:
•
This Proxy Statement for the Meeting; and

•
the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 16, 2022.

What proposals will be addressed at the Meeting?
Shareholders will be asked to consider the following proposals at the Meeting:
1.
An ordinary resolution to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.
A special resolution to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated

Memorandum and Articles of Association in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and
4.
An ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”; together with the Auditor Ratification Proposal and the Extension Amendment Proposal, the “Proposals”).

How does the Board recommend that I vote?
The Board unanimously recommends that all shareholders vote “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm, “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.
Why is the Company proposing the Extension Amendment Proposal?
Our Amended and Restated Memorandum and Articles of Association provides for the return of our IPO proceeds held in the trust account to the public shareholders if there is no qualifying business combination(s) consummated by January 26, 2023. As explained below, we will not be able to consummate an initial business combination by January 26, 2023 and therefore, we are asking for an extension of this timeframe (“Extension”). Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to July 26, 2023 (or such earlier date as determined by the Board).
Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following the completion of the Extension.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account following the completion of the Extension and the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of [•], 202 . In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, our Sponsor has agreed to contribute to us as a loan $[•] for each public share that is not redeemed, for each calendar month (commencing on January 26, 2023 and on the 26th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from January 26, 2023 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if the Company takes until July 26, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $[•] (assuming no public shares were redeemed). Accordingly, if the Extension Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share, in comparison to the current redemption amount of $[•] per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the lender upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will liquidate and dissolve in accordance with the Amended and Restated Memorandum and Articles of Association. The Board will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.
Who may vote at the Extraordinary General Meeting?
Holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“public shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (“Founder Shares”, together with public shares, “Ordinary Shares”) as of the close of business on [•], 2022, the Record Date, are entitled to vote at the Meeting. As of the Record Date, there were 47,437,500 Ordinary Shares, including 37,950,000 public shares and 9,487,500 Founder Shares, issued and outstanding.
How many votes must be present to hold the Meeting?
Your shares are counted as present at the Meeting if you attend the Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On [•], 202 , there were 47,437,500 Ordinary Shares, including 37,950,000 public shares and 9,487,500 Founder Shares, outstanding and entitled to vote. In order for us to conduct the Meeting, the holders of a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the Meeting must be present at the Meeting. This is referred to as a quorum. Consequently, 23,718,751 Ordinary Shares must be present at the Meeting to constitute a quorum.
How many votes do I have?
Each Ordinary Share is entitled to one vote on the Auditor Ratification Proposal, Extension Amendment Proposal and Adjournment Proposal. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
What is the proxy card?
The proxy card enables you to appoint Gary Quin and Mark Keating, our Chief Executive Officer and Chief Financial Officer, respectively, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Quin and Mr. Keating to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are two ways to vote:
•
Online.   If you are a shareholder of record, you may vote online before the Meeting, or vote at the Meeting via the webcast.

•
By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?
There are three ways to vote:
•
Online at the Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
Over the Internet.   You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to ratify the selection by our audit committee of Marcum as our independent registered public accounting firm?
The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Extension Amendment Proposal?
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of not less than two-thirds of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal.
What vote is required for the Adjournment Proposal?
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
How do the Company insiders intend to vote their shares?
All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 20% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal, if applicable.
What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 9,487,500 Founder Shares (the initial 8,625,000 Class B ordinary shares were purchased for $25,000; the Company declared a share dividend of 0.1 of a share for each Class B ordinary share in issue in January 2021, resulting in the initial shareholders, directors and officers holding an aggregate of 9,487,500 Founder Shares) and (ii) 7,126,667 private placement warrants (purchased for $10,690,000), all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.
What happens if the Extension Amendment Proposal is not approved?
Unless the Extension Amendment Proposal is approved, the Extension will not be completed.
Our Amended and Restated Memorandum and Articles of Association provide that we will have until January 26, 2023 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.
If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.
If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the trust account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of [•], 202 . In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
How do I exercise my redemption rights?
If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.
To exercise your redemption rights, you must demand that the Company redeem your public shares.   In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?
You may vote “FOR” or “WITHHOLD” on the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Extension Amendment Proposal and the Adjournment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Meeting and voting online if you are a shareholder of record. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl., New York, NY 10105 a written notice of revocation prior to the Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.
Who bears the cost of soliciting proxies?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged [•] to assist in the solicitation of proxies for the Meeting. We have agreed to pay [•] its customary fee. We will also reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:
[•]
You may also contact us at:
North Atlantic Acquisition Corporation
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, NY 10105
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

THE EXTRAORDINARY GENERAL MEETING
We are furnishing this proxy statement to you as a shareholder of North Atlantic Acquisition Corporation as part of the solicitation of proxies by the Board for use at our Meeting to be held on [•], 202 , or any adjournment or postponement thereof.
All shareholders as of the Record Date, [•], 2022, or their duly appointed proxies, may attend the Meeting. The Meeting will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. If you were a shareholder as of the close of business on the Record Date, you may attend the Meeting. As a registered shareholder, you will receive a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.
If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.
Shareholders can pre-register to attend the virtual meeting as early as [•] Eastern Time on [•], 202 . To pre-register, visit [•] and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the Meeting.
To attend online and participate in the Meeting, you will need to visit [•] and enter the 12-digit control number provided on your proxy card, regardless of whether you pre-registered.
Shareholders will have multiple opportunities to submit questions to the Company for the Meeting. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to Meeting matters may be recognized and answered during the Meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Meeting matters. In addition, we will offer live technical support for all shareholders attending the Meeting.
If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing [•] (toll-free), or [•] (standard rates apply) outside of the U.S. and Canada, and entering the pin number [•] when prompted. You will not be able to vote or submit questions through the listen-only format.
Date, Time, Place and Purpose of the Meeting
The Meeting will be held on [•], 202 , at [•], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [•]. You are cordially invited to attend the Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
•
An ordinary resolution to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2022;

•
A special resolution to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement; and

•
An ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

Record Date, Voting and Quorum
The Board fixed the close of business on [•], 2022, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the Meeting. As of the Record Date, there were 47,437,500 Ordinary Shares, including 37,950,000 public shares and 9,487,500 Founder Shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. 23,718,751 Ordinary Shares must be present at the Meeting to constitute a quorum.
Required Vote
The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of not less than two-thirds of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.
Voting
You can vote your shares at the Meeting by proxy or in person online.
You can vote by proxy by having one or more individuals who will be at the Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and President and Chief Financial Officer, each to act as your proxy at the Meeting. One of them will then vote your shares at the Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Meeting.
Alternatively, you can vote your shares online by attending the Meeting in person online. While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Quin or Mr. Keating.
A special note for those who plan to attend the Meeting and vote online:   if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Meeting.

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Gary Quin, at +353 1 567 6959.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Meeting. A proxy may be revoked by filing with our Chief Executive Officer at North Atlantic Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of Americas, 11th Fl., New York, NY 10105 either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Meeting and voting online.
Simply attending the Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Meeting
Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Meeting. If you wish to attend the Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Meeting. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies; Expenses.
The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained [•] to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact [•] at:
[•]
The Company has agreed to pay [•] its customary fees and expenses, for its services in connection with the Meeting.
No Right of Dissent or Appraisal
Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the

Proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Principal Offices
Our principal executive offices are located at North Atlantic Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 11th Fl., New York, NY 10105. Our telephone number at such address is +353 1 567 6959.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to complete an initial business combination;

•
the volatility of the market price and liquidity of our securities; and

•
the use of funds not held in the trust account.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 16, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 11, 2022, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 9, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the Extension or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its Business Combination within 24 months after the effective date of the IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months of the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the trust account and instead to hold the funds in the trust account in cash items until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account as cash items until the earlier of the consummation of our initial business combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the trust account and thereafter to hold all funds in the trust account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account as cash items, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. NAAC Sponsor GP LLC, a Delaware limited liability corporation, is the general partner of our Sponsor and North Ocean Investment Company Limited (“NOICL”), a Malta limited company, is the sole owner and managing member of NAAC Sponsor GP LLC. Patrick Doran is majority owner of NOICL and an Irish citizen. Other members of the Sponsor include certain officers and directors of the Company that are also citizens and residents of non-U.S. countries. To the best of the Company’s knowledge, over 95% of the total allocated membership interests in the Sponsor are owned by Irish persons on a look-through basis. The remaining persons are from Malta and the United Kingdom.
Accordingly, each of the Company and the Sponsor may be considered as a “foreign person” under CFIUS rules and regulations. If CFIUS considers us to be a “foreign person” and the potential target a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If an initial business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the initial business combination. In addition, if an initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of [•], 202  based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•
each of our executive officers and directors that beneficially owns Ordinary Shares; and

•
all our executive officers and directors as a group.

As of [•], 202 , there were a total of 47,437,500 Ordinary Shares (including 37,950,000 public shares and 9,487,500 Founder Shares). Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Ordinary Shares
NAAC Sponsor LP(3)	—	—	9,487,500	100.00%	20.00%
Andrew Morgan	—	—	—	—	—
Gary Quin	—	—	—	—	—
Patrick Doran(3)	—	—	9,487,500	100.00%	20.00%
Mark Keating	—	—	—	—	—
Dimitri Panayotopoulos	—	—	—	—	—
Tamara Sakovska	—	—	—	—	—
All directors and executive officers as a group (6 individuals)	—	—	9,487,500	100.00%	20.00%
Other 5% Owners
Linden Advisors L.P.(4)	2,895,320	7.63%	—	—	6.10%
The Goldman Sachs Group, Inc.(5)	2,136,003	5.63%			4.50%
Fir Tree Capital Management LP(6)	3,201,486	8.44%			6.75%
Highbridge Capital Management, LLC(7)	2,215,318	5.84%			4.67%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 121 South Church Street, Ugland House; Grand Cayman; KY 1104; Cayman Islands.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment. Excludes shares underlying the contingent forward purchase contract, as such shares may not be voted or disposed of by our sponsor within 60 days of the date of this proxy statement.

(3)
NAAC Sponsor LP, our sponsor, is the record holder of such shares. NAAC Sponsor GP LLC is the general partner of our sponsor. The North Ocean Investment Company Limited (“NOICL”) is the sole owner and managing member of NAAC Sponsor GP LLC. Patrick Doran (and his wife) are the majority owners of NOICL and as such may be deemed to beneficially own the shares held by our sponsor by virtue of his indirect control over our sponsor. Patrick Doran disclaims beneficial ownership of the ordinary shares held by our sponsor other than to the extent of his pecuniary interest in such shares. Each of our officers and directors are direct or indirect members of our sponsor, or have direct or indirect economic interests in our sponsor.

(4)
According to a Schedule 13 filed on February 3, 2021, as amended on February 4, 2022, 2,895,320 shares are held for the account of Linden Capital L.P. and one or more separately managed accounts (the “Managed Accounts”). Linden GP LLC is the general partner of Linden Capital L.P. and, in such capacity, may be deemed to beneficially own the shares held by Linden Capital L.P. Linden Advisors L.P. is the investment manager of Linden Capital L.P. and trading advisor or investment advisor for the Managed Accounts. Mr. Siu Min Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the shares held by each of Linden Capital and the Managed Accounts, for an aggregate beneficial ownership of 2,970,000 shares. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.
(5)
A statement on Schedule 13G was jointly filed on February 4, 2022, by the Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. Each are the record and direct beneficial owners of the 2,136,001 securities covered by the statement. The address of the principal business office of each of the reporting persons is 200 West Street, New York, NY 10282.

(6)
According to a Schedule 13G filed on February 14, 2022, 3,201,486 shares are held for the account of Fir Tree Capital Management LP. The address of the principal business office of each of the reporting persons is 55 West 46th Street, 29th Floor New York, NY 10036.

(7)
According to a Schedule 13G/A filed on February 3, 2022, 2,215,318 shares are held for the account of Highbridge Capital Management, LLC. The address of the principal business office of each of the reporting persons is 277 Park Avenue, 23rd Floor, New York, New York 10172.

PROPOSAL ONE — AUDITOR RATIFICATION PROPOSAL
We are asking the shareholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal years ended December 31, 2020 and 2021. A representative of Marcum is expected to be present at the Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees.   Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements and other required filings with the SEC for the years ended December 31, 2021, and December 31, 2020, totaled approximately $97,742 and $40,450, respectively. The aggregate fees of Marcum related to audit services in connection with our initial public offering totaled approximately $15,450. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2021, and December 31, 2020, we did not pay Marcum any audit-related fees.
Tax Fees.   We did not pay Marcum for tax services, planning or advice for the years ended December 31, 2021, and December 31, 2020.
All Other Fees.   We paid Marcum approximately $20,450 for other services for the year ended December 31, 2021 and did not pay Marcum for any other services for the year ended December 31, 2020.
Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Required Vote
The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 be ratified, approved and confirmed in all respects.”
Recommendation
The Board recommends a vote “FOR” the ratification of the selection by the audit committee of Marcum LLP as our independent registered public accounting firm.

PROPOSAL TWO — THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to extend the date by which the Company must consummate an initial business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.
The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 26, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.
A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Amendment Proposal
The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company must consummate an initial business combination by January 26, 2023. We currently do not expect to be able to consummate an initial business combination by January 26, 2023. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of not less than two-thirds of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting will be required to approve the Extension Amendment Proposal. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the current deadline to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.
We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.
If the Extension Amendment Proposal is Not Approved
The approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, the Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination by January 26, 2023, we will automatically wind up, liquidate and dissolve starting on January 26, 2023.
There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the Founder Shares or the private placement warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved to extend the time it has to complete a business combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.
The Company will remain a reporting company under the Exchange Act and its public units, Ordinary Shares and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.
Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.
The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of [•], 202 . We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.
You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
Interests of our Initial Shareholders, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that our initial shareholders, executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

•
(i) 9,487,500 Founder Shares (the initial 2,875,000 Class B ordinary shares were purchased for $25,000; the Company declared a share dividend of 0.1 of a share for each Class B ordinary shares in issue in January 2021, resulting in the initial shareholders, directors and officers holding an aggregate of 9,487,500 Founder Shares) and (ii) 7,126,667 private placement warrants (purchased for $10,690,000).

•
In order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of an initial business combination into warrants at a price of $1.50 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

•
Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes;

•
The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the trust account including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.
If the Extension Amendment Proposal is approved, our Sponsor has agreed to contribute to us as a loan $[•] for each public share that is not redeemed, for each calendar month (commencing on January 26, 2023 and on the 26th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from January 26, 2023 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if the Company takes until July 26, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $[•] (assuming no public shares were redeemed). Accordingly, if the Extension Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per share, in comparison to the current redemption amount of $[•] per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the lender upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will liquidate and dissolve in accordance with the Amended and Restated Memorandum and Articles of Association. The Board will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on [•], 202  (two business days before the Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on [•], 202  (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on [•], 202  (two business days before the Meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholders tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[•] at the time of the Meeting. The closing price of the Ordinary Shares on [•], 202  was $[•]. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving almost the same amount of cash for each share as if such shareholder sold the shares in the open market.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 202  (two business days before the Meeting). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Meeting as described above.
Required Vote
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of not less than two-thirds of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.
Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 9,487,500 Ordinary Shares, representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.
In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the trust account.
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL
Overview
In the event that the number of Ordinary Shares present in person online or represented by proxy at the Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for the approval of the Auditor Ratification Proposal or the Extension Amendment Proposal.
Required Vote
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
Recommendation of the Board
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS
Submission of Shareholder Proposals for the 2022 Annual General Meeting
We anticipate that the 2022 annual general meeting will be held no later than [•], 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2022 annual general meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl., New York, NY 10105 no later than [•], 2023.
Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Memorandum and Articles of Association. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
[•]
You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:
North Atlantic Acquisition Corporation
c/o Ellenoff Grossman & Schole LLC
1345 Avenue of the Americas, Floor 11
New York, NY 10105
+353 1 567 6959
If you are a shareholder of the Company and would like to request documents, please do so by [•], 202 , in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
NORTH ATLANTIC ACQUISITION CORPORATION
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:
49.7
In the event that the Company does not consummate a Business Combination by July 26, 2023 (or such earlier date as determined by the Board) (or, if the Registrar of Companies of the Cayman Islands shall not be open for business (including filing of corporate documents) on such date the next date upon which the Registrar of Companies of the Cayman Islands shall be open) (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)   cease all operations except for the purpose of winding up;
(b)   as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

A-1

NORTH ATLANTIC ACQUISITION CORPORATION
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, NY 10105
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NORTH ATLANTIC ACQUISITION CORPORATION
The undersigned hereby appoints Gary Quin and Mark Keating, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of North Atlantic Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on [•], 2022 at the Extraordinary General Meeting to be held virtually on [•], 202_, at [•], Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS ONE, TWO AND THREE.
(Continued, and to be marked, dated and signed, on the other side)

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
NORTH ATLANTIC ACQUISITION CORPORATION
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[•], 202_
This Company’s Proxy Statement and the 2021 Annual Report on Form 10-K are available at:
[•].
Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	☒
PROXY
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS ONE, TWO AND THREE.
1
Ratification of the selection by the audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022.

☐ For	☐ Against	☐ Abstain

2
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from January 26, 2023 to July 26, 2023 (or such earlier date as determined by the Board of Directors).

☐ For	☐ Against	☐ Abstain

3
Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

☐ For	☐ Against	☐ Abstain
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature	Signature	Date , 202_
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.